UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

521 Cottonwood Drive, Suite 100

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 649-7370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On August 16, 2016, Protagonist Therapeutics, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock. As described in the Company’s Registration Statement on Form S-1, as amended (File No. 333-212476), the Company’s board of directors and stockholders previously approved the Restated Certificate to be effective upon the consummation of the Company’s initial public offering.

A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of August 16, 2016, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of shares of its common stock. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective upon the consummation of the Company’s initial public offering.

A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Protagonist Therapeutics, Inc.

3.2(1)	Amended and Restated Bylaws of Protagonist Therapeutics, Inc.

(1)	Previously filed as Exhibit 3.2(b) to the Company’s Registration Statement on Form S-1 (File No. 333-212476), filed with the Securities and Exchange Commission on August 1, 2016, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.
Dated: August 16, 2016
	By:	/s/ Thomas P. O’Neil
Thomas P. O’Neil
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Protagonist Therapeutics, Inc.

3.2(1)	Amended and Restated Bylaws of Protagonist Therapeutics, Inc.

(1)	Previously filed as Exhibit 3.2(b) to the Company’s Registration Statement on Form S-1 (File No. 333-212476), filed with the Securities and Exchange Commission on August 1, 2016, and incorporated herein by reference.